UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005


                                  Airtrax, Inc.
                                  -------------

             (Exact name of registrant as specified in its charter)



       New Jersey                     0-25791                   22-3506376
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                870B Central Avenue, Hammonton, New Jersey 08037
                ------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (609)-567-7800

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2005, we entered into a 8% Series B Unsecured Convertible Debenture and Warrants Purchase Agreement (the "Purchase Agreement") with one accredited investor pursuant to which we sold a $500,000 principal amount unsecured convertible debenture (the "Debenture") convertible into shares of our common stock, no par value, and stock purchase warrants (the "Warrants") to purchase shares of our common stock to a certain investor who is a party to the Purchase Agreement (the "Investor") for an aggregate purchase price of $500,000.

The Debenture matures on May 31, 2007 and pays simple interest quarterly accruing at the annual rate of 8%, either in the form of our common stock, which shall be valued at the conversion price in effect on the trading day prior to the date interest is due, or cash, each at our option. The Debenture is convertible into shares of our common stock at a conversion price equal to $1.30, subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to our common stock. We may in our discretion require that the Investor convert all or a portion of the Debenture and the Investor may in its discretion require that we redeem all or a portion of the Debenture.

In addition, we issued 384,615 Warrants to the Investor, representing an amount of Warrants equal to 100% of the quotient of (i) the principal amount of the Debenture issued at the closing date divided by (ii) the conversion price on the closing date. The Warrants are exercisable at a price equal to $2.11, subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to our common stock, from the date of issuance until 5 years after the closing date.

Under the Registration Rights Agreement we entered into with the Investor on May 31, 2005, we are obligated to file a registration statement on Form S-3 or Form SB-2 (or if such Forms are not then available to us, on such form of registration statement that is available to effect the registration of 120% the common stock issuable upon conversion of the Debenture and exercise of the Warrants) within 75 days after the date of effectiveness of the registration statement we filed with the Securities and Exchange Commission (the "SEC") on February 2, 2005. We are obligated to use our best efforts to cause the registration statement to be declared effective no later than 35 days after the filing date (in the event of no SEC review of the registration statement) and no later than 75 days after the filing date (in the event of SEC review of the registration statement). If we do not file the registration statement, or if the registration statement is not declared effective by the SEC, within the deadlines specified in the preceding sentence, we shall pay to the Investor, as liquidated damages, an amount equal to 2% of the amount invested by the Investor on a pro rata basis for each 30-day period of such registration default.

First Montauk Securities Corp. (the "Selling Agent") acted as selling agent in connection with the offering. We issued a total of 38,462 Warrants on May 31, 2005 to the Selling Agent and the Selling Agent received gross fees of $65,000, as consideration for services performed in connection with the issuance of the Debenture and Warrants to the Investor pursuant to the Purchase Agreement. The Selling Agent has no obligation to buy any Debenture or Warrants from us. In addition, we have agreed to indemnify the Selling Agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

The issuance of the Debenture and the Warrants was exempt from registration requirements of the Securities Act of 1933 pursuant to Regulation S and/or
Section 4(2) of such Securities Act and/or Regulation D promulgated thereunder based upon the representations of the Investor that it is an "accredited investor" (as defined under Rule 501 of Regulation D) and that it was purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.

Furthermore, on May 31, 2005 we entered into a Letter Agreement (the "Letter Agreement") with the accredited investors who participated in our November 2004 private placement (the "November 2004 Investors") pursuant to which we agreed to pay to the November 2004 Investors an aggregate amount of $120,429.33, representing an amount equal to 2% of the aggregate amount invested by the November 2004 Investors for each 30-day period or pro rata for any portion thereof, as liquidated damages for our failure to file the registration statement within 45 days of November 22, 2004 and for our failure to have such registration statement declared effective by the SEC within 90 days of November

22, 2004. The amount paid to the November 2004 Investors pursuant to the Letter Agreement represents a default of 36 days with respect to filing the registration statement and a default of 100 days with respect to having the registration statement declared effective by the SEC. Under the Letter Agreement, the liquidated damages paid to the November 2004 Investors satisfies our obligations until June 30, 2005. Further liquidated damages may accrue after June 30, 2005, since as of the date hereof, the SEC has not declared the registration statement effective.


Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not  applicable.

     (b)  Pro forma financial information.

          Not  applicable.

     (c)  Exhibits.

Exhibit
Number                               Description
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4.1    8% Series B Unsecured Convertible Debenture and Warrants Purchase
       Agreement, dated May 31, 2005, by and between Airtrax, Inc. and the investor named on the signature page thereto.

4.2 Registration Rights Agreement dated May 31, 2005, by and between Airtrax, Inc. and the investor named on the signature page thereto.

4.3    Form of 8% Series B Unsecured Convertible Debenture of Airtrax, Inc.

4.4    Form of Stock Purchase Warrant of Airtrax, Inc.

4.5 Letter Agreement dated May 31, 2005 by and among Airtrax, Inc. and the investors named on the signature page thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Airtrax, Inc.


Date: June 6, 2005                    /s/ Peter Amico
                                          -----------
                                          Peter Amico
                                          Chief Executive Officer